ClearBridge MLP and Midstream Fund Inc.

Schedule of investments (unaudited)	February 29, 2020

Security	Shares/Units	Value
Master Limited Partnerships - 116.6%
Crude/Refined Products Pipelines - 6.7%
BP Midstream Partners LP	2,061,262	$27,456,010
Shell Midstream Partners LP	1,007,374	17,236,169
Total Crude/Refined Products Pipelines		44,692,179
Diversified Energy Infrastructure - 44.6%
Energy Transfer LP	9,268,462	102,694,559
Enterprise Products Partners LP	3,860,409	90,101,946
Genesis Energy LP	3,479,323	34,549,677
Plains All American Pipeline LP	2,557,086	34,955,366
Plains GP Holdings LP, Class A Shares	2,383,251	32,817,366
Total Diversified Energy Infrastructure		295,118,914
Gathering/Processing - 23.5%
CNX Midstream Partners LP	2,196,260	25,718,205
DCP Midstream LP	2,175,482	33,915,764
Enable Midstream Partners LP	3,541,737	21,958,770
EQM Midstream Partners LP	420,330	7,296,929
Noble Midstream Partners LP	755,912	11,603,249
Rattler Midstream LP	1,647,000	20,735,730
Western Midstream Partners LP	2,631,321	34,365,052
Total Gathering/Processing		155,593,699
Global Infrastructure - 8.7%
Brookfield Infrastructure Partners LP	1,145,256	57,881,238
Liquids Transportation & Storage - 17.8%
Holly Energy Partners LP	834,872	17,315,245
Magellan Midstream Partners LP	1,162,481	63,413,339
NuStar Energy LP	441,025	10,011,267
PBF Logistics LP	1,413,970	26,823,011
Total Liquids Transportation & Storage		117,562,862
Natural Gas Transportation & Storage - 6.8%
Cheniere Energy Partners LP	330,000	11,187,000
TC PipeLines LP	889,544	33,758,195
Total Natural Gas Transportation & Storage		44,945,195
Oil/Refined Products - 8.5%
MPLX LP	2,759,441	55,989,058
Total Master Limited Partnerships (Cost - $844,208,073)		771,783,145

See Notes to Schedule of Investments.

ClearBridge MLP and Midstream Fund Inc.

Schedule of investments (unaudited) (cont’d)	February 29, 2020

Security	Shares/Units	Value
Common Stocks - 45.2%
Energy - 41.9%
Oil, Gas & Consumable Fuels - 41.9%
Antero Midstream Corp.	2,668,680	$11,635,445
Enbridge Inc.	1,759,740	65,867,068
Kinder Morgan Inc.	1,857,060	35,599,840
ONEOK Inc.	818,178	54,588,836
Targa Resources Corp.	1,635,682	52,996,097
TC Energy Corp.	185,000	9,684,750
Williams Cos. Inc.	2,455,821	46,783,390
Total Energy		277,155,426
Industrials - 3.3%
Transportation Infrastructure - 3.3%
Macquarie Infrastructure Corp.	551,210	21,634,993
Total Common Stocks (Cost - $284,972,543)		298,790,419
Total Investments before Short-Term Investments (Cost - $1,129,180,616)		1,070,573,564

	Rate
Short-Term Investments - 0.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $2,857,714)	1.412%	2,857,714	2,857,714
Total Investments* - 162.2% (Cost - $1,132,038,330)			1,073,431,278
Mandatory Redeemable Preferred Stock, at Liquidation Value - (8.3)%			(55,000,000)
Liabilities in Excess of Other Assets - (53.9)%			(356,788,199)
Total Net Assets Applicable to Common Shareholders - 100.0%			$661,643,079

*	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge MLP and Midstream Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions the Fund invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund may also invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day

Notes to Schedule of Investments (unaudited) (continued)

of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Master Limited Partnerships	$771,783,145	—	—	$771,783,145
Common Stocks	298,790,419	—	—	298,790,419
Total Long-Term Investments	1,070,573,564	—	—	1,070,573,564
Short-Term Investments†	2,857,714	—	—	2,857,714
Total Investments	$1,073,431,278	—	—	$1,073,431,278

† See Schedule of Investments for additional detailed categorizations.